BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 93.2%
	EQUITY - 9.4%
35,738	Invesco S&P 500 Low Volatility ETF	$ 2,174,300

	FIXED INCOME - 83.8%
104,655	iShares iBoxx High Yield Corporate Bond ETF(a)	9,156,266
13,080	SPDR Bloomberg Convertible Securities ETF	1,116,378
62,837	SPDR Bloomberg High Yield Bond ETF	6,871,854
57,161	Xtrackers USD High Yield Corporate Bond ETF(a)	2,291,013
		19,435,511

	TOTAL EXCHANGE-TRADED FUNDS (Cost $21,849,799)	21,609,811

	SHORT-TERM INVESTMENTS — 37.4%
	COLLATERAL FOR SECURITIES LOANED - 35.2%
8,156,400	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 0.01% (Cost $8,156,400)(b),(c)	8,156,400

	MONEY MARKET FUNDS - 2.2%
515,202	Fidelity Government Portfolio, Class I, 0.01% (Cost $515,202)(c)	515,202

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,671,602)	8,671,602

	TOTAL INVESTMENTS - 130.6% (Cost $30,521,401)	$ 30,281,413
	LIABILITIES IN EXCESS OF OTHER ASSETS - (30.6)%	(7,090,937)
	NET ASSETS - 100.0%	$ 23,190,476

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of September 30, 2021 was $9,900,560.

(b)	Security was purchased with cash received as collateral for securities on loan at September 30, 2021. Total collateral had a value of $8,156,400 at September 30, 2021. Additional cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $2,000,000 as of September 30, 2021.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2021.